SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2006
                                                   --------------

                Banc of America Commercial Mortgage Trust 2006-1
                ------------------------------------------------
                         (Exact name of issuing entity)

                              Bank of America, N.A.
                              ---------------------
               (Exact name of sponsor as specified in its charter)

                        Barclays Capital Real Estate Inc.
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina              333-127779-03               56-1950039
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      (State or other          (Commission File Number       (I.R.S. Employer
      jurisdiction of            of issuing entity)          Identification No.
     incorporation of                                         of Registrant)
        Registrant)

214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina       28255
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(Address of principal executive offices of Registrant)             (Zip Code)

Registrant's telephone number, including area code:  (704) 374-6161
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      Attached as Exhibit 1 is that certain Underwriting Agreement, dated as of February 28, 2006, by and among Banc of America Commercial Mortgage Inc., Banc of America Securities LLC, Barclays Capital Inc., SunTrust Capital Markets, Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


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Item 601(a) of
Regulation S-K
Exhibit No.     Description
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(1.1)           Underwriting  Agreement,  dated as of February 28, 2006,  by and among Banc of America Commercial  Mortgage Inc., Banc of America
                Securities  LLC,   Barclays   Capital  Inc.,   SunTrust  Capital
                Markets,  Inc.,  Credit Suisse Securities (USA) LLC and Goldman,
                Sachs & Co.
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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL
                                     MORTGAGE INC.


                                   By: /s/    John S. Palmer
                                       ---------------------------------
                                       Name: John S. Palmer
                                       Title:    Vice President

Date:  March 30, 2006

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                             Electronic (E)
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1.1             Underwriting Agreement                   E